Equity	12 Months Ended
Dec. 31, 2021
Equity [abstract]
Equity	Equity
Total equity for PureTech as of December 31, 2021, and 2020, was as follows:

	December 31, 2021 $000s	December 31, 2020 $000s
Equity
Share capital, £0.01 par value, issued and paid 287,796,585 and 285,885,025 as of December 31, 2021 and 2020, respectively	5,444	5,417
Merger Reserve	138,506	138,506
Share premium	289,303	288,978
Translation reserve	469	469
Other reserves	(40,077)	(24,050)
Retained earnings/(accumulated deficit)	199,871	260,429
Equity attributable to owners of the Group	593,515	669,748
Non-controlling interests	(9,368)	(16,209)
Total equity	584,147	653,539
Changes in share capital and share premium relate primarily to incentive options exercises during the period.
Shareholders are entitled to vote on all matters submitted to shareholders for a vote. Each ordinary share is entitled to one vote. Each ordinary share is entitled to receive dividends when and if declared by the Company’s Directors. The Company has not declared any dividends in the past.
On June 18, 2015, the Company acquired the entire issued share capital of PureTech LLC in return for 159,648,387 Ordinary Shares. This was accounted for as a common control transaction at cost. It was deemed that the share capital was issued in line with movements in share capital as shown prior to the transaction taking place. In addition, the merger reserve records amounts previously recorded as share premium.
Other reserves comprise the cumulative credit to share-based payment reserves corresponding to share-based payment expenses recognized through Consolidated Statements of Comprehensive Income/(Loss), settlements of vested share based payment awards as well as other additions that flow directly through equity such as the excess or deficit from changes in ownership of subsidiaries while control is maintained by the Group.